Exhibit 10.11

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS EXOBOX TECHNOLOGIES CORP. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW WARRANT OR TO THE HOLDER THEREOF A NEW CERTIFICATE FOR THE SHARES ISSUABLE HEREUNDER, AS APPLICABLE, IN EACH CASE NOT BEARING THIS LEGEND, FOR THE WARRANT OR SUCH SHARES, AS THE CASE MAY BE, REGISTERED IN THE NAME OF THE HOLDER HEREOF OR THEREOF. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT OR OF THE SHARES ISSUABLE HEREUNDER TO THE SECRETARY OF EXOBOX TECHNOLOGIES CORP.

EXOBOX TECHNOLOGIES CORP.
COMMON STOCK PURCHASE WARRANT

No. 2	Void after July 31, 2011

THIS CERTIFIES THAT, for value received, Kevin P. Regan (the "Holder") is entitled at any time during the 60 month period commencing on July 31, 2006 (“Initial Warrant Exercise Date”) to subscribe for and purchase Fifty Thousand (50,000) shares of the fully paid and nonassessable Common Stock, $.001 par value (the "Shares"), of EXOBOX TECHNOLOGIES CORP., a Nevada corporation (the "Company"), at the per share exercise price of $0.25 (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

1.	Method of Exercise; Payment.

a.
Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

b.
Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y (A-B)
A

Where    X = the number of the Shares to be issued to the Holder.

Y = the number of the Shares purchasable under this Warrant.

A = the fair market value of one Share on the date of determination.

B = the per share Exercise Price (as adjusted to the date of such calculation).

c.	Fair Market Value. For purposes of this Section 1, the per share fair market value of the Shares shall mean:

(i)
If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

(ii)
If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be the greater of $0.40 or such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

d.
Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.
Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.
Adjustments. Subject to the provisions of Section 11 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.
Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

b.
Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4.
Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

5.
Fractional Shares. Whether or not the number of shares purchasable upon the exercise of a Warrant is adjusted pursuant to Section 3 of this Agreement, this Warrant may not be exercised for fractional shares and the Company shall not be required to issue fractions of Shares upon exercise of the Warrants or to distribute Shares certificates that evidence fractional Shares.  In lieu of fractional Shares, there shall be returned to exercising Registered Holders of the Warrants upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full Shares.

6.
Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

7.	Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

a.
This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

b.
The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

c.
The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

d.	The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

8.
Restrictive Legend. The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form: THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS EXOBOX TECHNOLOGIES CORP. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE NOT BEARING THIS LEGEND FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF EXOBOX TECHNOLOGIES CORP.

9.	Restrictions Upon Transfer and Removal of Legend.

a.
The Company need not register a transfer of this Warrant or Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

b.
Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any holder (i) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

10.
Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

11.	Redemption

a.
Price  At any time on or after the Initial Warrant Exercise Date the Company may redeem the Warrants, at its option, upon thirty days’ notice at a price of $.001 per Warrant provided that the average closing bid price on the over-the-counter market for the Shares for 10 consecutive trading days immediately prior to the date of notice of redemption shall have been $2.50 or higher.

b.
Notice of Redemption   If the Company exercises its right to redeem the Warrants, it shall mail a notice of redemption to Registered Holders of the Warrants proposed for redemption, first class, postage prepaid, not later than thirty days before the date fixed for redemption, at the Registered Holders’ last addresses as shall appear on the records of the Warrant Agent.  Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

c.
Contents of Notice  The notice of redemption shall specify the redemption price, date fixed for redemption, the place where the Warrant shall be delivered and the redemption price shall be paid, and that the right to exercise the Warrant shall terminate at 5:00 p.m. (Nevada time) on the business day immediately preceding the date fixed for redemption.  The date fixed for the redemption of the Warrants shall be the Redemption Date.

d.
Early Redemption  The Warrants may be called for redemption prior to the redemption date with respect to an entire class or classes, or in the alternative, with respect to any portion of a class or classes (and if called with respect to a portion of a class, such call shall be on a pro rata basis as to the holdings of each Registered Holder within such class).

e.
Effect of Redemption  Any right to exercise a Warrant shall terminate at 5:00 p.m. (Nevada time) on the business day immediately preceding the Redemption Date.  On and after the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the redemption price of $.001, without interest, per Warrant.

12.
Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the books of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: President) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

13.
Registration Rights Agreement. The registration rights of the Holder (including Holders' successors) with respect to the stock underlying this warrant will be the same as granted to the holders of the Company's Common Stock.

In the event that subsequent to the date hereof, the Company proposes to file a registration statement relating to any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares of Common Stock issuable upon exercise of the Warrant), the Company shall promptly give the Consultant written notice of such registration (the “Piggy-Back Notice”) and the Holder shall be afforded the right to include the shares of Common Stock issuable upon exercise of the Warrant in such registration statement.  Upon the written request of the Holder given within twenty (20) days after receipt of such Piggy-Back Notice from the Company, the Company shall cause to be included in the registration statement filed by the Company under the Securities Act all of the shares of Common Stock issuable upon exercise of the Warrant that the Holder has requested to be registered.  Notwithstanding the foregoing, the Company shall have no obligation hereunder if such registration statement relates to an underwritten offering and the managing underwriter of the subject proposed offering has expressed its objection to the same to the Company.  To the extent that the Company includes for registration only a portion of the shares of Common Stock requested by the Holder to be included in a registration statement hereunder, the Holder shall have the right to provide a Demand Request and shall continue to be given Piggy-Back Notice for subsequent registration statement filings by the Company until such time as all of the shares of Common Stock issuable upon exercise of the Warrant have been included in an effective registration statement.

14.
Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

15.
Entire Agreement; Modification; Waivers  This Agreement contains the entire agreement of the parties, and supersedes any prior agreements with respect to its subject matter. Except for the provisions of subsection 4.2, the Warrant Agent and the Company, by supplemental agreement, may make any changes in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and that shall not adversely affect the interests of the Registered Holders of Warrant Certificates (this provision, for instance, shall permit the Exercise Price to be decreased at the Company’s option).

16.
Jurisdiction and Venue  The courts of the State of Texas, sitting in the City of Houston, (the “Texas Courts”) shall have exclusive jurisdiction to hear, adjudicate, decide, determine and enter final judgment in any action, suit, proceeding, case, controversy or dispute, whether at law or in equity or both, and whether in contract or tort or both, arising out of or related to this Agreement, or the construction or enforcement hereof or thereof (any such action, suit, proceeding, case, controversy or dispute, a “Related Action”).  The Company and the Registered Holder hereby irrevocably consent and submit to the exclusive personal jurisdiction of the Texas Courts to hear, adjudicate, decide, determine and enter final judgment in any Related Action.  The Company and the Registered Holder hereby irrevocably waive and agree not to assert any right or claim that it is not personally subject to the jurisdiction of the Texas Courts in any Related Action, including any claim of forum non conveniens or that the Texas Courts are not the proper venue or form to adjudicate any Related Action.  If any Related Action is brought or maintained in any court other than the Texas Courts, then that court shall, at the request of the Company or the Registered Holder, dismiss that action.

17.
Specific Performance  The Company hereby acknowledges and agrees that it is difficult, if not impossible to measure in money the damages that will accrue to the Registered Holder by reason of a failure to issue the Shares under this Agreement, and that the Registered Holder may seek to specifically enforce the Company’s obligation to issue the Shares.  Therefore, if the Registered Holder shall institute any action or proceeding to enforce the provisions hereof, the Company hereby waives all claims or defenses therein that the Registered Holder has an adequate remedy at law, and hereby agrees not to assert or otherwise raise any such claim or defense.

18.	Waiver of Jury Trial The Company and the Registered Holder hereby waive trial by jury in any Related Action.

19.	Attorney’s Fees The prevailing party in any Related Action shall be entitled to recover that party’s costs of suit, including reasonable attorney’s fees.

20.	Binding Effect This Agreement shall be binding on, and shall inure to the benefit of the parties and their respective successors in interest.

21.
Construction, Counterparts  This Agreement shall be construed as a whole and in favor of the validity and enforceability of each of its provisions, so as to carry out the intent of the parties as expressed herein. Heading are for the convenience of reference, and the meaning and interpretation of the text of any provision shall take precedence over its heading. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, but all of which, taken together shall constitute one agreement. A faxed copy or photocopy of a party’s signature shall be deemed an original for all purposes.

Issued this 31st day of July, 2006.
EXOBOX TECHNOLOGIES CORP.

By:
Name:
Title:

EXHIBIT A
NOTICE OF EXERCISE

TO:     EXOBOX TECHNOLOGIES CORP.
6303 Beverly Hill, Suite 210
Houston, Texas 77057
Attention: Robert B. Dillon

1.	The undersigned hereby elects to purchase __________ Shares of EXOBOX TECHNOLOGIES CORP. pursuant to the terms of the attached Warrant.

2.	Method of Exercise (Please initial the applicable blank):

☐
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

☐	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

3.	Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

_________________________________
  (Name)
_________________________________

_________________________________
(Address)

4.
The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof.

(Signature)
Title:

(Date)